UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 14, 2011

Impax Laboratories, Inc.
 (Exact name of registrant as specified in its charter)

Delaware	001-34263	65-0403311
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30831 Huntwood Avenue, Hayward, CA	94544
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (510) 476-2000

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On March 14, 2011, Impax Laboratories, Inc. (the “Company”) issued a press release announcing the results of the ADVANCE-Parkinson’s Disease Phase III clinical study of the safety and efficacy of IPX066, its investigational extended release carbidopa-levodopa product, in advanced Parkinson’s Disease patients. A copy of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The Company will be hosting a conference call, as well as a live webcast on the Investor Relations section of its website at http://www.impaxlabs.com, at 9:00 a.m. EDT on March 15, 2011 to discuss the results of the clinical study. A copy of the slide presentation the Company will present during the conference call is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are furnished herewith.

Exhibit No.	Description
99.1	Press Release issued March 14, 2011.
99.2	Slide Presentation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 15, 2011	IMPAX LABORATORIES, INC.

	By:	/s/ Arthur A. Koch, Jr.

		Name: Title:	Arthur A. Koch, Jr. Senior Vice President, Finance, and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued March 14, 2011.
99.2	Slide Presentation.

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